UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2020
__________________

OneWater Marine Inc.
(Exact name of registrant as specified in its charter)
__________________

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway
Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (678) 541-6300
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02           Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In response to the impacts of COVID-19 by OneWater Marine Inc. (the “Company”), the Company’s Chief Executive Officer, Austin Singleton, and President and Chief Operating Officer, Anthony Aisquith, have elected to forgo 100% of their base salaries for two months. The Company’s Chief Financial Officer Jack Ezzell has voluntarily agreed to reduce his salary by 20% for three months. In connection with their salary reductions, Mr. Singleton, Mr. Aisquith and Mr. Ezzell have agreed to execute waivers under their respective employment agreements.

In addition, all members of the Board of Directors of the Company have elected to forgo their cash compensation payments for board service for a period of six months.

Item 7.01           Regulation FD Disclosure

On April 2, 2020, the Company issued a press release providing an update on its response to the COVID-19 global pandemic, including certain cost-cutting measures and salary reductions as described above. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued by OneWater Marine Inc., dated April 2, 2020.*

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Chief Financial Officer

Dated: April 2, 2020